UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACTS OF 1934

Date of Report (Date of earliest event reported):  July 8, 2004

TWEETER HOME ENTERTAINMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Pequot Way Canton, Massachusetts 02021 (781) 830-3000
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

     (a)    Exhibits.

99.1	Press Release dated July 8, 2004.

Item 12.    Results of Operations and Financial Condition.

     On July 8, 2004, the registrant announced, in a press release, its sales results and earnings expectations for the quarter ended June 30, 2004. A copy of the press release issued by the registrant is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEETER HOME ENTERTAINMENT GROUP, INC.

DATED: July 12, 2004

By:	/s/ Joseph G. McGuire

Joseph G. McGuire Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 8, 2004